UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39218	16-0977505
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11311 Concept Boulevard

Largo, FL 33773

(Address of principal executive offices, including zip code)

(727) 392-6464

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Rule 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNMD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Biorez Merger Agreement

On August 1, 2022, CONMED Corporation, a Delaware corporation (“CONMED”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among CONMED, Prometheus Merger Sub, Inc., a Delaware corporation and newly formed wholly-owned subsidiary of CONMED (“Merger Sub”), Biorez, Inc., a Delaware corporation (“Biorez”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as representative, agent and attorney-in-fact of Biorez’s securityholders (the “Holder Representative”). Pursuant to the Merger Agreement, CONMED will acquire Biorez by way of a merger of Merger Sub with and into Biorez (the “Merger”), with Biorez surviving the Merger as a wholly-owned subsidiary of CONMED.

Pursuant to the Merger Agreement, upon consummation of the Merger (the “Closing”), CONMED will pay Biorez’s securityholders an aggregate upfront payment of $85,000,000 in cash, as adjusted and payable pursuant to the Merger Agreement (the “Closing Purchase Price”). The adjustments to the Closing Purchase Price include, among others, (i) an upward adjustment for any cash held by Biorez at the Closing, (ii) a downward adjustment for Biorez’s outstanding indebtedness, transaction expenses and other related fees and expenses and (iii) an upward or downward, as applicable, net working capital adjustment based on a target range. The Merger Agreement also provides for earn-out payments to Biorez’s securityholders in an amount up to $165,000,000 based on the achievement of certain revenue targets for Biorez’s products during a period of four years commencing on October 1, 2022.

The Merger Agreement contains customary representations, warranties and covenants of CONMED, Merger Sub and Biorez, as well as the Holder Representative, including an agreement by Biorez to conduct its business in the ordinary course until the Closing. Pursuant to the Merger Agreement, CONMED and Biorez’s securityholders have also agreed to customary indemnification obligations for damages that result from any breaches of the respective representations, warranties and covenants of CONMED and Biorez, subject to stated thresholds and limitations specified in the Merger Agreement.

The Merger is subject to customary conditions to Closing, including, among others, the adoption of the Merger Agreement by the requisite holders of Biorez’s shares of common stock and preferred stock. Completion of the Merger is expected to occur in early August 2022.

The representations, warranties and covenants contained in the Merger Agreement (i) were made solely for the purposes of the Merger Agreement, (ii) were made solely for the benefit of the parties to the Merger Agreement, (iii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, (iv) have been included in the Merger Agreement as a method of allocating risks and governing the contractual rights and relationships among the parties to the Merger Agreement rather than establishing matters as facts, (v) have been qualified by certain confidential disclosures not reflected in the text of the Merger Agreement, and (vi) may apply standards of materiality and other qualifications, exceptions and limitations that may differ from what may be viewed as material by investors. Accordingly, none of CONMED’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts, circumstances or conditions of CONMED, Merger Sub, Biorez, any of CONMED’s subsidiaries, any of the parties’ respective affiliates or any other person. The Merger Agreement and the summaries thereof are not intended to modify or supplement any factual disclosures about CONMED and should not be relied upon as disclosure about CONMED or its business. The Merger Agreement should not be read alone, but should instead be read in conjunction with other information regarding CONMED that is or will be disclosed in reports that CONMED files from time to time with the Securities and Exchange Commission (the “SEC”). Factual disclosures about CONMED contained in public reports filed with the SEC may supplement, update or modify the factual disclosures contained in the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Amendment to Credit Agreement

On August 1, 2022, CONMED and its subsidiary Linvatec Nederland B.V. entered into the Second Amendment (the “Second Amendment”) to CONMED’s Seventh Amended and Restated Credit Agreement, dated as of July 16, 2021 (the “Base Credit Agreement” and, as amended by the First Amendment, dated as of June 6, 2022 (the “First Amendment”) and the Second Amendment, the “Credit Agreement”), among CONMED, the Foreign Subsidiary Borrowers (as defined therein) from time to time party thereto, the several banks and other financial institutions or entities from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Base Credit Agreement was filed as Exhibit 10.1 to CONMED’s Current Report on Form 8-K filed with the SEC on July 16, 2021 and the First Amendment was filed as Exhibit 10.25 to CONMED’s Current Report on Form 8-K filed with the SEC on June 7, 2022.

The Second Amendment (i) increases from $75 million to $100 million the amount of cash that may be netted for purposes of calculating the Consolidated Senior Secured Leverage Ratio and the Consolidated Total Leverage Ratio (each as defined in the Credit Agreement) and (ii) provides that earn-out consideration payable by CONMED in connection with acquisitions will not constitute “Indebtedness” (as defined in the Credit Agreement), unless and until such obligation is finally determined to be due and payable under the applicable acquisition agreement and solely if not paid within five days after the date it is finally determined to be due and payable.

Additionally, the Second Amendment amends the financial covenant requiring CONMED to maintain a particular Consolidated Total Leverage Ratio. In particular, the Second Amendment increases the maximum permitted Consolidated Total Leverage Ratio from the currently applicable 5:00 to 1:00 to (i) 6.25 to 1.00 for the fiscal quarters ending June 30, 2022, September 30, 2022 and December 31, 2022, (ii) 6.00 to 1.00 for the fiscal quarters ending March 31, 2023 and June 30, 2023, (iii) 5.75 to 1.00 for the quarters ending September 30, 2023 and December 31, 2023, and (iv) 5.50 to 1.00 thereafter. The Second Amendment also permits CONMED to increase the maximum permitted Consolidated Total Leverage Ratio by 0.50 to 1.00 in connection with certain Material Acquisitions (as defined in the Credit Agreement), so long as the Consolidated Total Leverage Ratio in effect as a result of any such step-up does not exceed 6:00 to 1:00 and certain other conditions are satisfied.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amendment, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this current report on Form 8-K under the heading “Amendment to Credit Agreement” is incorporated into this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure.

On August 1, 2022, CONMED issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information under this Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements.

This current report on Form 8-K and the other documents referenced herein may contain certain forward-looking statements (including “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995) with respect to the financial condition, results of operations and business of CONMED and certain plans and objectives of CONMED. All statements other than statements of historical or current fact included in this Form 8-K are statements that could be deemed forward-looking statements. Often, but not always, forward-looking statements can be identified by the use of words such as “plans,” “expects,” “expected,” “scheduled,” “estimates,” “intends,” “anticipates” or “believes,” or variations of such words and phrases, or can state that certain actions, events, conditions, circumstances or results “may,” “could,” “would,” “might” or “will” be taken, occur or be achieved. These forward-looking statements are based upon the current beliefs and expectations of CONMED, members of its senior management team and its Board of Directors, and are subject to certain assumptions and contingencies that involve risks and uncertainties, including factors outside of CONMED’s control. Such risks and uncertainties contained in forward-looking statements can include, without limitation: risks posed to CONMED’s business, financial condition, and results of operations by the COVID-19 global pandemic and the various government responses to the pandemic, including deferral of surgeries, reductions in hospital and ambulatory surgery center operating volumes and disruption to potential supply chain reliability; the ability of CONMED to advance Biorez’s product lines following the Merger, including challenges and uncertainties inherent in product research and development and the uncertain impact, outcome and cost of ongoing and future clinical trials and market studies; uncertainties as to the timing for completion of the Merger; the possibility that various conditions to complete the Merger may not be satisfied or waived; transaction costs in connection with the Merger; the potential effects of the Merger on relationships with employees, customers, other business partners or governmental entities; any assumptions underlying any of the foregoing; as well as risk factors discussed in the Company’s Annual Report on Form 10-K for the full year ended December 31, 2021 and other risks and uncertainties which may be detailed from time to time in reports filed by CONMED with the SEC. CONMED’s shareholders and other investors are cautioned that any such forward-looking statements are not guarantees of future performance and to not place undue reliance on these forward-looking statements, as actual results may differ materially from those currently anticipated. All forward-looking statements are based on information currently available to CONMED, and CONMED undertakes no obligation to update any such forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1+†	Agreement and Plan of Merger, dated as of August 1, 2022, by and among CONMED Corporation, Prometheus Merger Sub, Inc., Biorez, Inc. and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as representative, agent and attorney-in-fact of Biorez’s securityholders.

+	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

†	Portions of this exhibit (indicated by bracketed asterisks) are omitted in accordance with the rules of the SEC because they are both not material and the Company customarily and actually treats such information as private or confidential.

10.2	Second Amendment, dated August 1, 2022, to the Seventh Amended and Restated Credit Agreement, dated as of July 16, 2021, among CONMED Corporation, the foreign subsidiary borrowers from time to time party thereto, the several lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press Release, dated August 1, 2022, issued by CONMED Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED CORPORATION (Registrant)

By:	/s/ Daniel S. Jonas
Name:	Daniel S. Jonas
Title:	Executive Vice President – Legal Affairs, General Counsel & Secretary

Date: August 1, 2022